UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – October 31, 2014

(Annual Shareholder Report)

Item 1. Reports to Shareholders

AMG Funds	ANNUAL REPORT

AMG Funds

October 31, 2014

AMG Trilogy Global Equity Fund

Investor Class: TLGVX | Service Class: TLGSX | Institutional Class: TLGIX

AMG Trilogy Emerging Markets Equity Fund

Investor Class: TLEVX | Service Class: TLESX | Institutional Class: TLEIX

AMG Trilogy International Small Cap Fund

Investor Class: TLSVX | Service Class: TLSSX | Institutional Class: TLSIX

www.amgfunds.com	AR069-1014

AMG Funds

Annual Report—October 31, 2014

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS,
AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Trilogy Global Equity Fund	4
AMG Trilogy Emerging Markets Equity Fund	11
AMG Trilogy International Small Cap Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	29
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	31
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	32
Detail of changes in assets for the past two fiscal years

Financial Highlights	33
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	39
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

TRUSTEES AND OFFICERS	48

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	50

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

AMG Funds	Letter to Shareholders

DEAR SHAREHOLDER:

The fiscal year ended October 31, 2014 was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 17% during the past 12 months. International stocks, by comparison, had flat performance, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index has a cumulative gain of 236% (including reinvestment of dividends) since the market bottom on March 9, 2009, through October 31, 2014.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4% for the 12 months ended October 31. Bond markets have performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

Earlier this year, Managers Investment Group rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s Affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	17.27%	19.77%	16.69%
Small Caps	(Russell 2000® Index)	8.06%	18.18%	17.39%
International	(MSCI All Country World Index ex USA Index)	0.06%	7.76%	6.09%

Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	4.14%	2.73%	4.22%
High Yield	(Barclays U.S. High Yield Bond Index)	5.82%	9.39%	10.44%
Tax-exempt	(Barclays Municipal Bond Index)	7.82%	4.93%	5.26%
Treasury Bills	(BofAML U.S. Treasury Bill 6 Month Index)	0.14%	0.16%	0.23%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2014	Expense Ratio for the Period	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During the Period*
AMG Trilogy Global Equity Fund
Investor Class
Based on Actual Fund Return	1.25%	$1,000	$1,008	$6.33
Hypothetical (5% return before expenses)	1.25%	$1,000	$1,019	$6.36
Service Class
Based on Actual Fund Return	0.85%	$1,000	$1,009	$4.30
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.33
Institutional Class
Based on Actual Fund Return	0.75%	$1,000	$1,010	$3.80
Hypothetical (5% return before expenses)	0.75%	$1,000	$1,021	$3.82
AMG Trilogy Emerging Markets Equity Fund
Investor Class
Based on Actual Fund Return	1.45%	$1,000	$1,030	$7.42
Hypothetical (5% return before expenses)	1.45%	$1,000	$1,018	$7.38
Service Class
Based on Actual Fund Return	1.08%	$1,000	$1,031	$5.53
Hypothetical (5% return before expenses)	1.08%	$1,000	$1,020	$5.50
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$1,033	$4.87
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
AMG Trilogy International Small Cap Fund
Investor Class
Based on Actual Fund Return	1.60%	$1,000	$910	$7.70
Hypothetical (5% return before expenses)	1.60%	$1,000	$1,017	$8.13
Service Class
Based on Actual Fund Return	1.20%	$1,000	$912	$5.78
Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.11
Institutional Class
Based on Actual Fund Return	1.10%	$1,000	$912	$5.30
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

3

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2014, the AMG Trilogy Global Equity Fund (Institutional Class shares) (the “Fund”) returned 4.7%, underperforming the MSCI World Index (“MSCI WI”), which returned 8.7%.

To the extent that global equity markets are a reasonable leading indicator of economic performance, 2013 gave reason to be optimistic for 2014. The MSCI World Index (MSCI World) of developed markets (DM) posted a strong total return in the fourth quarter as well as for the 2013 calendar year. In contrast, the MSCI Emerging Markets (EM) Index reflected growing concerns by investors that EM economies may be facing structural headwinds to growth after having demonstrated relative resilience in the aftermath of the global financial crisis of 2008-2009. The surge in DM equity markets reflected generally robust financial conditions, supported by aggressive central bank monetary easing along with evidence that broad-based economic acceleration, seemed to be occurring in many major DM economies. Notwithstanding a number of EM concerns, including China’s continued attempt to rein in rapid credit growth and many EM economies dealing with persistently high inflation and large current account deficits, the overall global picture was one of improving growth and subdued inflation, which is typically not a bad backdrop for equity markets.

Moving into 2014, global equity markets continued to edge up modestly during the first quarter, while emerging markets were slightly negative. The Russian stock market was the biggest loser for the first quarter, with a loss of 14%, as it experienced large capital outflows in response to its effective takeover of Crimea. Also, concerns about China’s growth prospects continue to be a major issue for international investors. On the contrary, the U.S. market posted new all-time highs in the first quarter and performed reasonably well despite geopolitical worries, concerns about U.S Federal Reserve (the “Fed”) tapering and disappointing first-quarter growth.

Both developed and emerging market equities went on to experience significant gains in the second quarter and after the weak start to the year, emerging market equities played catch-up to developed markets. In addition to gains in EM and DM equities, it is also notable that there were simultaneous rallies during the second quarter in gold, broad-based commodity indices, U.S. Treasuries and most other global fixed-income markets in the second quarter. As The Wall Street Journal pointed out, the last time there was such a broad-based rally in stocks, bonds and commodities was in 1993. As we recall, that was followed by 1994, which was not a pleasant year for financial markets. The financial market gains through the second quarter came against a puzzling mix of unsettling geopolitical developments, extremely low market volatility and surprisingly confusing macroeconomic data.

We saw a retreat in both developed and emerging markets during the third quarter, with emerging markets leading the way down in response to a strong dollar, weak commodity prices and tighter financial conditions. Through October, developed global equity markets have posted a gain of 4.6% for the year-to-date, while emerging markets are up 3.6% for the year-to-date, slightly lagging the developed markets.

Both the DM and EM asset classes have been affected recently by disappointing economic data from Europe and China, along with a sharp rise in media coverage of the Ebola crisis. But one key factor that has helped support EM performance was a stabilization and recovery in many EM currencies, supported by perceptions that the Fed would respond to market volatility by delaying its plans for raising interest rates until late 2015 or beyond.

Notably, as a group, the Fragile Five EM equity markets have done well, with all of those markets up for the year, and all but Brazil having outperformed the MSCI EM. This probably reflects reduced concerns about global inflation this year, which takes pressure off those countries to curb their growth. Perhaps more importantly, to the extent that reduced inflation pressures have brought developed market bond yields to shockingly low levels, the “stretch for yield” among global -income investors has probably helped stabilize capital flows to the Fragile Five and other EM nations with higher interest rates.

“Divergent” is the key word for the global economy at the moment. U.S. economic data has been generally robust, with GDP growth in the third quarter having posted an annual rate of 3.5%, following growth of 4.6% in the second quarter. This degree of growth is continuing to tighten the labor market, as reflected in the current 5.9% unemployment rate and an extremely low level of initial jobless claims, which plunged to 14-year lows in mid-October. In contrast, GDP growth in the Euro area has been running at a tepid annual pace of about 0.7% this year. Anemic demand in the Euro area has resulted in weak annual inflation of only 0.4%, well below the ECB’s target of less-than-but-close-to 2%.

China reported ostensibly robust GDP growth of 7.3% for the third quarter, but the majority of data surprises for China have been to the downside in recent weeks. Indeed, key data for items like electricity power consumption or the production of steel and cement have shown annual growth of 3% or less recently, suggesting that investment activity in China may be weakening more rapidly than GDP data suggest. The good news is that such trends are putting some pressure on the government to stimulate the economy. That said, the huge excess supply of vacant properties in China suggests that the government may have no choice but to lower its future growth targets even as it employs targeted stimulus measures. These types of concerns have weighed heavily on resource sectors in the equity markets, due to China’s large share in the uptake of global resource markets.

4

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

Forecasts for economic growth in Japan have also been revised down substantially in recent months, as the hoped for recovery from the second quarter tax hike failed to gain traction. The big news from Japan at the end of October was the Bank of Japan’s “shock and awe” announcement that it would target an annual 80 trillion Yen expansion in the monetary base, up from the current framework of 60-to-70 trillion Yen. Perhaps not by coincidence, this was followed by an announcement that the 127 trillion Yen Government Pension Investment Fund will target portfolio shares of 25 percent each for Japanese and overseas equities, up from 12 percent each. As a result of these announcements, Japan’s equities rose sharply, while the Yen weakened. Global markets also received the news favorably as evidence that the quantitative easing (QE) baton was being passed from the U.S. to Japan, and that such a move could pressure the European Central Bank to pursue more QE as well.

Despite the divergent economic trends noted above, our overall view is that the world economy will continue to experience “muddle through” growth of close to 3% this year and next, even as the U.S. prepares to normalize interest rates while Europe, Japan, China and many other economies continue to pursue highly accommodative monetary policy. We think this environment continues to favor reasonable gains in equity markets against a backdrop of reasonable equity valuations. In particular, the MSCI World and the MSCI EM trade respectively at 16.0 and 12.0 times forward earnings, suggesting that valuations should not be an impediment to further equity market gains in coming quarters. That said, further bouts of volatility are also to be expected as the Fed tries to wean markets from an unconventional policy cocktail that looks increasingly inappropriate as the economy continues to heal.

PERFORMANCE

During the trailing twelve months, stock selection in the industrial and telecommunication services sectors added relative value, as did an underweight position in the materials sector. Offsetting these positives was the relative underperformance of the Fund’s financial, consumer discretionary, health care and consumer staples holdings. The overweight allocation to the consumer discretionary sector also detracted from performance. Geographically, stock selection and an underweight allocation to Asia ex-Japan had a positive impact on performance. Stock selection in the United Kingdom also helped performance during the year. Offsetting these positives was the relative underperformance of holdings in the United States and Japan. An underweight allocation to the United States and an overweight allocation in continental Europe also detracted from relative performance.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, exposure to the health care, information technology, material and telecommunication services sectors increased during the year with corresponding decreases to the consumer discretionary, energy, financial and utility sectors. On a regional basis, exposure to the United States increased during the year, while the Fund’s allocation to continental Europe, Emerging Markets, Asia ex-Japan, the United Kingdom and Japan decreased during the year. At the close of the period, the Fund had overweight positions in the information technology and consumer discretionary sectors, and underweight positions in the consumer staples, materials, energy, health care and telecommunication services sectors, relative to the MSCI World. Geographically, at the close of the period, the Fund had exposures of 49% in the United States, 26% in continental Europe, 6% in Emerging Markets, 10% in the United Kingdom, 8% in Japan and 1% in Asia ex-Japan.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Global Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI World Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Global Equity Fund and the MSCI World Index (Net) for the same time periods ended October 31, 2014.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Trilogy Global Equity Fund[2,3]
Investor Class	4.22%	9.16%	03/01/12
Service Class	4.57%	7.01%	03/01/11
Institutional Class	4.66%	7.07%	03/01/11
MSCI World Index (Net)[4,5]	8.67%	9.18%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[4]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Trilogy Global Equity Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

	AMG Trilogy Global	MSCI World
Sector	Equity Fund**	Index
Information Technology	20.7%	13.0%
Financials	18.6%	21.0%
Consumer Discretionary	14.6%	11.8%
Health Care	11.7%	12.7%
Industrials	10.2%	10.9%
Energy	6.9%	8.8%
Consumer Staples	6.4%	9.8%
Materials	2.4%	5.2%
Telecommunication Services	1.8%	3.4%
Utilities	0.6%	3.4%
Warrants	0.9%	0.0%
Other Assets and Liabilities	5.2%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Credit Suisse Group AG*	2.3%
Roche Holding AG*	2.1
Apple, Inc.*	2.0
Google, Inc., Class A*	2.0
Sumitomo Mitsui Financial Group, Inc.*	1.9
Perrigo Co. PLC	1.9
Samsung Electronics Co., Ltd.	1.9
Sanofi*	1.7
Express Scripts Holding Co.	1.7
Wolseley PLC	1.7

Top Ten as a Group	19.2%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Global Equity Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks - 93.9%
Consumer Discretionary - 14.6%
Carnival PLC (United Kingdom)	13,460	$536,728
Daimler AG (Germany)	4,379	341,426
The Gap, Inc. (United States)	7,932	300,543
Hennes & Mauritz AB, B Shares (Sweden)	8,535	340,542
The Home Depot, Inc. (United States)	4,634	451,908
Honda Motor Co., Ltd. (Japan)	30,921	988,521
Hugo Boss AG (Germany)	8,341	1,108,173
Nordstrom, Inc. (United States)	4,600	334,006
PetSmart, Inc. (United States)	3,950	285,783
The Priceline Group, Inc. (United States)*	843	1,016,835
ProSiebenSat.1 Media AG (Germany)	8,834	356,859
Publicis Groupe SA (France)	5,938	411,846
Ralph Lauren Corp. (United States)	6,473	1,067,009
Sega Sammy Holdings, Inc. (Japan)	10,900	173,152
Sports Direct International PLC (United Kingdom)*	49,266	508,839
Suzuki Motor Corp. (Japan)	5,500	184,352
Toyota Motor Corp. (Japan)	5,971	359,318
Urban Outfitters, Inc. (United States)*	33,183	1,007,436
Viacom, Inc., Class B (United States)	4,630	336,508
Whitbread PLC (United Kingdom)	4,846	338,739
Total Consumer Discretionary		10,448,523
Consumer Staples - 6.4%
AMBEV, S.A., ADR (Brazil)	52,000	347,360
Anheuser-Busch InBev N.V. (Belgium)	8,731	968,218
Archer-Daniels-Midland Co. (United States)	5,650	265,550
Japan Tobacco, Inc. (Japan)	12,200	416,252
Koninklijke Ahold NV (Netherlands)	26,010	435,631
Philip Morris International, Inc. (United States)	9,533	848,532
Reckitt Benckiser Group PLC (United Kingdom)	9,291	782,517
Unilever NV, Dutch Cert (United Kingdom)[1]	3,854	149,375
Whole Foods Market, Inc. (United States)	8,600	338,238
Total Consumer Staples		4,551,673
Energy - 6.9%
Anadarko Petroleum Corp. (United States)	4,200	385,476
Apache Corp. (United States)	9,615	742,278
BG Group PLC (United Kingdom)	18,889	314,803
Cabot Oil & Gas Corp. (United States)	9,800	304,780
CNOOC, Ltd. (China)	139,300	218,128
Inpex Corp. (Japan)	13,093	167,465

	Shares	Value
Lukoil OAO, Sponsored ADR (Russia)	6,500	$318,626
Noble Energy, Inc. (United States)	4,791	276,105
Occidental Petroleum Corp. (United States)	3,690	328,152
Royal Dutch Shell PLC, A Shares (Netherlands)	12,892	460,523
Schlumberger, Ltd. (United States)	10,519	1,037,805
Total SA (France)	6,012	358,936
Total Energy		4,913,077
Financials - 18.6%
Allianz SE (Germany)	3,511	558,326
American International Group, Inc. (United States)	9,500	508,915
Ameriprise Financial, Inc. (United States)	3,300	416,361
Arch Capital Group, Ltd. (Bermuda)*	1,447	81,495
AXA, S.A. (France)	17,370	401,221
Banco Bradesco, S.A., ADR (Brazil)	14,140	211,817
BNP Paribas SA (France)	16,967	1,066,240
Credit Suisse Group AG (Switzerland)*	61,477	1,637,981
Daiwa Securities Group, Inc. (Japan)	30,000	237,089
Industrial & Commercial Bank of China, Ltd., Class H (China)	538,600	357,609
Intesa Sanpaolo S.p.A (Italy)	160,040	470,479
JPMorgan Chase & Co. (United States)	19,662	1,189,158
Sampo Oyj, A Shares (Finland)	8,255	395,558
Sberbank of Russia, Sponsored ADR (Russia)	22,994	175,098
Schroders PLC (United Kingdom)	26,602	1,028,760
Sony Financial Holdings, Inc. (Japan)	17,280	275,870
St. James’s Place PLC (United Kingdom)	32,200	385,023
Sumitomo Mitsui Financial Group, Inc. (Japan)	33,450	1,364,188
T. Rowe Price Group, Inc. (United States)	14,556	1,194,902
Tokio Marine Holdings, Inc. (Japan)	11,000	352,749
Wells Fargo & Co. (United States)	18,576	986,200
Total Financials		13,295,039
Health Care - 11.7%
Agilent Technologies, Inc. (United States)	7,200	398,016
Amgen, Inc. (United States)	3,789	614,500
Baxter International, Inc. (United States)	12,965	909,365
Express Scripts Holding Co. (United States)*	15,887	1,220,439
Novo Nordisk A/S (Denmark)	8,047	363,746
Perrigo Co. PLC (Ireland)	8,435	1,361,831
Roche Holding AG (Switzerland)	5,037	1,486,427
Sanofi (France)	13,582	1,232,431
Sonova Holding AG (Switzerland)	2,389	372,519

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 11.7% (continued)
Zoetis, Inc. (United States)	10,935	$406,345
Total Health Care		8,365,619
Industrials - 10.2%
Adecco, S.A. (Switzerland)*	3,428	232,355
Cummins, Inc. (United States)	3,300	482,394
Danaher Corp. (United States)	4,880	392,352
East Japan Railway Co. (Japan)	2,300	179,637
Hutchison Whampoa, Ltd. (Hong Kong)	25,797	327,120
Koninklijke Philips N.V. (Netherlands)	13,317	372,315
Kuehne + Nagel International AG (Switzerland)	2,942	383,431
Mitsubishi Electric Corp. (Japan)	13,000	167,619
Mitsubishi Heavy Industries Ltd. (Japan)	33,200	207,103
Prysmian S.p.A. (Italy)	16,567	287,125
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	16,544	918,854
Safran, S.A. (France)	5,707	361,444
Union Pacific Corp. (United States)	9,260	1,078,327
United Continental Holdings, Inc. (United States)*	6,665	351,979
United Parcel Service, Inc., Class B (United States)	3,148	330,257
Wolseley PLC (Switzerland)	22,893	1,217,444
Total Industrials		7,289,756
Information Technology - 20.7%
Altera Corp. (United States)	9,658	331,945
Apple, Inc. (United States)	13,495	1,457,460
Broadcom Corp., Class A (United States)	17,942	751,411
Check Point Software Technologies, Ltd. (Israel)*	14,110	1,047,668
Cognizant Technology Solutions Corp., Class A (United States)*	24,282	1,186,176
eBay, Inc. (United States)*	12,603	661,658
EMC Corp. (United States)	36,489	1,048,329
Google, Inc., Class A (United States)*	2,566	1,457,154
Google, Inc., Class C (United States)*	1,676	937,018
Hitachi, Ltd. (Japan)	37,876	297,610
Infosys, Ltd., Sponsored ADR (India)[1]	2,810	187,877
International Business Machines Corp. (United States)	2,078	341,623
Juniper Networks, Inc. (United States)	23,200	488,824
Lenovo Group, Ltd. (China)	116,500	171,722
Marvell Technology Group, Ltd. (Bermuda)	21,392	287,508
MasterCard, Inc., Class A (United States)	10,514	880,548
Microsoft Corp. (United States)	18,270	857,777

	Shares	Value
Samsung Electronics Co., Ltd., GDR (South Korea)	2,303	$1,328,990
SAP SE (Germany)	6,938	472,723
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	29,148	641,839
Total Information Technology		14,835,860
Materials - 2.4%
Akzo Nobel NV (Netherlands)	6,069	404,720
CRH PLC (Ireland)	15,816	351,433
Mondi PLC (United Kingdom)	20,932	353,759
Rock Tenn Co., Class A (United States)	6,200	317,130
The Sherwin-Williams Co. (United States)	1,300	298,428
Total Materials		1,725,470
Telecommunication Services - 1.8%
Softbank Corp. (Japan)	4,200	305,758
Verizon Communications, Inc. (United States)	8,200	412,050
Vodafone Group PLC (United Kingdom)	162,975	541,964
Total Telecommunication Services		1,259,772
Utilities - 0.6%
AES Corp. (United States)	30,279	426,026
Total Common Stocks (cost $59,594,526)		67,110,815
Warrants - 0.9%
Bharti Infratel, Ltd., (United States)*	47,329	225,759
Bharti Infratel, Ltd., (United States)*	12,389	59,096
Housing Development Finance Corp., (United States)*	22,066	395,423
Total Warrants (cost $560,251)		680,278

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 6.1%
Repurchase Agreements - 0.4%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $257,200 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $262,341)	$257,197	$257,197

	Shares	Value
Other Investment Companies - 5.7%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	4,110,424	$4,110,424
Total Short-Term Investments (cost $4,367,621)		4,367,621
Total Investments - 100.9% (cost $64,522,398)		72,158,714
Other Assets, less Liabilities - (0.9)%		(678,492)
Net Assets - 100.0%		$71,480,222

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2014, the AMG Trilogy Emerging Markets Equity Fund (Institutional Class shares) (the “Fund”) returned 1.9%, outperforming the MSCI Emerging Markets Index (Net) (“MSCI EM”), which returned 0.6%.

To the extent that global equity markets are a reasonable leading indicator of economic performance, 2013 gave reason to be optimistic for 2014. The MSCI World Index (MSCI World) of developed markets (DM) posted a strong total return in the fourth quarter as well as for the 2013 calendar year. In contrast, the MSCI Emerging Markets (EM) Index reflected growing concerns by investors that EM economies may be facing structural headwinds to growth after having demonstrated relative resilience in the aftermath of the global financial crisis of 2008-2009. The surge in DM equity markets reflected generally robust financial conditions, supported by aggressive central bank monetary easing along with evidence that broad-based economic acceleration, seemed to be occurring in many major DM economies. Notwithstanding a number of EM concerns, including China’s continued attempt to rein in rapid credit growth and many EM economies dealing with persistently high inflation and large current account deficits, the overall global picture was one of improving growth and subdued inflation, which is typically not a bad backdrop for equity markets.

Moving into 2014, global equity markets continued to edge up modestly during the first quarter, while emerging markets were slightly negative. The Russian stock market was the biggest loser for the first quarter, with a loss of 14%, as it experienced large capital outflows in response to its effective takeover of Crimea. Also, concerns about China’s growth prospects continue to be a major issue for international investors. On the contrary, the U.S. market posted new all-time highs in the first quarter and performed reasonably well despite geopolitical worries, concerns about U.S. Federal reserve (the “Fed”) tapering and disappointing first-quarter growth.

Both developed and emerging market equities went on to experience significant gains in the second quarter and after the weak start to the year, emerging market equities played catch-up to developed markets. In addition to gains in EM and DM equities, it is also notable that there were simultaneous rallies during the second quarter in gold, broad-based commodity indices, U.S. Treasuries and most other global fixed-income markets in the second quarter. As The Wall Street Journal pointed out, the last time there was such a broad-based rally in stocks, bonds and commodities was in 1993. As we recall, that was followed by 1994, which was not a pleasant year for financial markets. The financial market gains through the second quarter came against a puzzling mix of unsettling geopolitical developments, extremely low market volatility and surprisingly confusing macroeconomic data.

We saw a retreat in both developed and emerging markets during the third quarter, with emerging markets leading the way down in response to a strong dollar, weak commodity prices and tighter financial conditions. Through October, developed global equity markets have posted a gain of 4.6% for the year-to-date, while emerging markets are up 3.6% for the year-to-date, slightly lagging the developed markets.

Both the DM and EM asset classes have been affected recently by disappointing economic data from Europe and China, along with a sharp rise in media coverage of the Ebola crisis. But one key factor that has helped support EM performance was a stabilization and recovery in many EM currencies, supported by perceptions that the Fed would respond to market volatility by delaying its plans for raising interest rates until late 2015 or beyond.

Notably, as a group, the Fragile Five EM equity markets have done well, with all of those markets up for the year, and all but Brazil having outperformed the MSCI EM. This probably reflects reduced concerns about global inflation this year, which takes pressure off those countries to curb their growth. Perhaps more importantly, to the extent that reduced inflation pressures have brought developed market bond yields to shockingly low levels, the “stretch for yield” among global fixed-income investors has probably helped stabilize capital flows to the Fragile Five and other EM nations with higher interest rates.

“Divergent” is the key word for the global economy at the moment. U.S. economic data has been generally robust, with GDP growth in the third quarter having posted an annual rate of 3.5%, following growth of 4.6% in the second quarter. This degree of growth is continuing to tighten the labor market, as reflected in the current 5.9% unemployment rate and an extremely low level of initial jobless claims, which plunged to 14-year lows in mid-October. In contrast, GDP growth in the Euro area has been running at a tepid annual pace of about 0.7% this year. Anemic demand in the Euro area has resulted in weak annual inflation of only 0.4%, well below the ECB’s target of less-than-but-close-to 2%.

China reported ostensibly robust GDP growth of 7.3% for the third quarter, but the majority of data surprises for China have been to the downside in recent weeks. Indeed, key data for items like electricity power consumption or the production of steel and cement have shown annual growth of 3% or less recently, suggesting that investment activity in China may be weakening more rapidly than GDP data suggest. The good news is that such trends are putting some pressure on the government to stimulate the economy. That said, the huge excess supply of vacant properties in China suggests that the government may have no choice but to lower its future growth targets, even as it employs targeted stimulus measures. These types of concerns have weighed heavily on resource sectors in the equity markets due to China’s large share in the uptake of global resource markets.

AMG Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

Forecasts for economic growth in Japan have also been revised down substantially in recent months, as the hoped for recovery from the second quarter tax hike failed to gain traction. The big news from Japan at the end of October was the Bank of Japan’s “shock and awe” announcement that it would target an annual 80 trillion Yen expansion in the monetary base, up from the current framework of 60-to-70 trillion Yen. Perhaps not by coincidence, this was followed by an announcement that the 127 trillion Yen Government Pension Investment Fund will target portfolio shares of 25 percent each for Japanese and overseas equities, up from 12 percent each. As a result of these announcements, Japan’s equities rose sharply, while the Yen weakened. Global markets also received the news favorably as evidence that the quantitative easing (QE) baton was being passed from the U.S. to Japan, and that such a move could pressure the European Central Bank to pursue more QE as well.

Despite the divergent economic trends noted above, our overall view is that the world economy will continue to experience “muddle through” growth of close to 3% this year and next, even as the U.S. prepares to normalize interest rates, while Europe, Japan, China and many other economies continue to pursue highly accommodative monetary policy. We think this environment continues to favor reasonable gains in equity markets against a backdrop of reasonable equity valuations. In particular, the MSCI World and the MSCI EM trade respectively at 16.0 and 12.0 times forward earnings, suggesting that valuations should not be an impediment to further equity market gains in coming quarters. That said, further bouts of volatility are also to be expected as the Fed tries to wean markets from an unconventional policy cocktail that looks increasingly inappropriate as the economy continues to heal.

PERFORMANCE

During the trailing twelve months, stock selection in the financial, information technology, materials and energy sectors added relative value, as did underweight positions in the materials and energy sectors and an overweight position in the information technology sector. Partially offsetting these positives was the relative underperformance of the Fund’s consumer discretionary, industrial and consumer staples holdings. Geographically, our holdings in Asia, particularly stock selection and an overweight allocation to India, had a positive impact on performance. Stock selection in Latin America, namely Brazil, also helped relative performance during the year. Partially offsetting these positives was the relative underperformance of holdings in the EMEA region. Stock selection and an overweight allocation to Russia detracted from relative performance.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, exposure to the information technology, industrial, consumer staples and health care sectors increased during the year, with corresponding decreases to the material, energy, telecommunication services, utility, consumer discretionary and financial sectors. On a regional basis, exposure to Latin America increased during the year, while the Fund’s allocation to EMEA and Asia decreased during the year. At the close of the period, the Fund had overweight positions in the consumer discretionary, industrial, information technology and health care sectors and underweight positions in the telecommunication services, financial, energy, consumer staples, material and utility sectors, relative to the MSCI Emerging Markets Index. Geographically, at the close of the period, the Fund had exposures of 61% in Asia, 20% in the EMEA region and 19% in Latin America.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2014.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Trilogy Emerging Markets Equity Fund[2,3,4]
Investor Class	1.55%	(1.75)%	03/01/12
Service Class	1.85%	(2.84)%	03/01/11
Institutional Class	1.93%	(2.74)%	03/01/11
MSCI Emerging Markets Index (Net)[5,6]	0.64%	0.16%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.
[5]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Markets Equity Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

	AMG Trilogy	MSCI
	Emerging Markets	Emerging Markets
Sector	Equity Fund**	Index
Financials	22.5%	28.1%
Information Technology	19.2%	17.0%
Consumer Discretionary	16.9%	9.0%
Industrials	12.0%	6.5%
Materials	6.7%	7.9%
Energy	6.0%	9.6%
Consumer Staples	5.1%	8.4%
Health Care	4.6%	2.2%
Utilities	2.1%	3.5%
Telecommunication Services	1.9%	7.8%
Warrants	0.1%	0.0%
Other Assets and Liabilities	2.9%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.*	4.0%
Samsung Electronics Co., Ltd.*	2.7
Baidu, Inc.*	2.3
Dr Reddy’s Laboratories, Ltd.*	2.1
Banco Bradesco S.A.*	2.1
Hyundai Motor Co.*	2.0
NetEase, Inc.	2.0
Magnit OJSC	2.0
Itau Unibanco Holding, S.A.*	1.9
Hon Hai Precision Industry Co., Ltd.*	1.9

Top Ten as a Group	23.0%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks - 97.0%
Consumer Discretionary -16.9%
ANTA Sports Products, Ltd. (China)	317,108	$622,416
Bajaj Auto, Ltd. (India)	14,891	632,964
Brilliance China Automotive Holdings, Ltd. (Hong Kong)	119,800	207,001
Coway Co., Ltd. (South Korea)	19,231	1,470,147
Dongfeng Motor Group Co., Ltd., Class H (China)	1,260,988	1,950,065
Genting Bhd (Malaysia)	397,366	1,178,057
Halla Visteon Climate Control Corp. (South Korea)	14,461	644,451
Hankook Tire Co., Ltd. (South Korea)	28,709	1,479,197
Hyundai Motor Co. (South Korea)	17,597	2,792,320
Imperial Holdings, Ltd. (South Africa)	100,036	1,724,470
Maruti Suzuki India, Ltd. (India)	13,566	737,424
Multiplus, S.A. (Brazil)	70,641	990,667
Naspers, Ltd., N Shares (South Africa)	10,041	1,252,405
Sands China, Ltd. (China)	400,847	2,500,127
SJM Holdings, Ltd. (Hong Kong)	1,008,586	2,131,739
Tata Motors, Ltd., Sponsored ADR (India)	42,803	2,016,021
UMW Holdings Bhd (Malaysia)	48,026	170,733
Woolworths Holdings, Ltd. (South Africa)	85,348	607,636
Total Consumer Discretionary		23,107,840
Consumer Staples - 5.1%
AMBEV, S.A., ADR (Brazil)	186,226	1,243,990
Jeronimo Martins SGPS, S.A. (Portugal)	76,526	669,725
Lenta, Ltd. (Russia)*	62,500	608,125
Magnit OJSC, Sponsored GDR (Russia)	39,927	2,679,874
President Chain Store Corp. (Taiwan)	99,485	745,263
SABMiller PLC (United Kingdom)	19,311	1,088,132
Total Consumer Staples		7,035,109
Energy - 6.0%
Adaro Energy Tbk PT (Indonesia)	5,806,250	546,007
China Petroleum & Chemical Corp., ADR (China)[1]	11,602	1,009,142
China Shenhua Energy Co., Ltd., Class H (China)	558,805	1,575,012
CNOOC, Ltd., Sponsored ADR (Hong Kong)	11,845	1,852,203
Eurasia Drilling Co., Ltd., GDR (Cayman Islands)	33,673	841,825
Lukoil OAO, Sponsored ADR (Russia)	18,554	909,505
Oil & Natural Gas Corp., Ltd. (India)	100,271	656,231
Tambang Batubara Bukit Asam Tbk PT (Indonesia)	527,654	566,096

	Shares	Value
TMK OAO, GDR (Russia)	28,199	$220,798
Total Energy		8,176,819
Financials - 22.5%
Axis Bank, Ltd. (India)	235,469	1,685,099
Banco Bradesco, S.A., ADR (Brazil)	189,764	2,842,665
Banco de Chile, ADR (Chile)	12,727	941,798
Bancolombia, S.A., Sponsored ADR (Colombia)	30,772	1,740,772
Bangkok Bank PCL (Thailand)	238,600	1,479,718
Bank Mandiri Persero Tbk PT (Indonesia)	1,713,893	1,471,984
Bank Pekao S.A. (Poland)	20,875	1,092,565
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,093,247	1,001,847
CETIP, S.A. - Mercados Organizados (Brazil)	91,724	1,162,328
Dongbu Insurance Co., Ltd. (South Korea)	26,987	1,508,732
Global Logistic Properties, Ltd. (Singapore)	583,723	1,250,898
Housing Development Finance Corp. (India)	85,328	1,536,817
ICICI Bank, Ltd., Sponsored ADR (India)	29,930	1,686,855
Industrial & Commercial Bank of China, Ltd., Class H (China)	2,231,412	1,481,568
Itau Unibanco Holding, S.A., ADR (Brazil)	175,160	2,585,362
Kasikornbank PCL (Thailand)	302,200	2,191,163
Kasikornbank PCL, NVDR (Thailand)	68,600	497,006
PICC Property & Casualty Co., Ltd., Class H (China)	765,288	1,403,874
Sberbank of Russia (Russia)	489,739	867,992
Sberbank of Russia, Sponsored ADR (Russia)	157,093	1,196,255
Shinhan Financial Group Co., Ltd. (South Korea)	22,921	1,078,796
Total Financials		30,704,094
Health Care - 4.6%
Dr Reddy’s Laboratories, Ltd. (India)	56,420	2,908,468
Life Healthcare Group Holdings, Ltd. (South Africa)	341,135	1,290,037
Qualicorp, S.A. (Brazil)*	68,779	699,476
Richter Gedeon Nyrt (Hungary)	95,692	1,459,757
Total Health Care		6,357,738
Industrials - 12.0%
ALL - America Latina Logistica, S.A. (Brazil)	373,416	1,023,243
Alliance Global Group, Inc. (Philippines)	2,793,490	1,574,376
Arteris, S.A. (Brazil)	95,134	589,332
Bidvest Group, Ltd. (South Africa)[1]	71,465	1,966,837
CCR, S.A. (Brazil)	250,757	1,867,092
Copa Holdings, S.A.Class A (Panama)	18,589	2,173,426

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 12.0% (continued)
Embraer, S.A., Sponsored ADR (Brazil)[1]	57,832	$2,234,629
Enka Insaat ve Sanayi A.S. (Turkey)	281,585	681,385
Globaltrans Investment PLC, Sponsored GDR (Cayman Islands)	91,858	680,668
KOC Holding A.S. (Turkey)	352,654	1,797,770
Localiza Rent a Car, S.A. (Brazil)	66,937	964,926
Turk Hava Yollari (Turkey)*	263,594	863,967
Total Industrials		16,417,651
Information Technology - 19.2%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*	107	10,550
Baidu, Inc., Sponsored ADR (China)*	13,143	3,138,154
Delta Electronics, Inc. (Taiwan)	291,720	1,750,086
HCL Technologies, Ltd. (India)	68,425	1,794,672
Hon Hai Precision Industry Co., Ltd. (Taiwan)	815,305	2,580,439
Infosys, Ltd., Sponsored ADR (India)[1]	25,676	1,716,697
MediaTek, Inc. (Taiwan)	83,105	1,186,985
MercadoLibre, Inc. (Argentina)	3,097	421,657
NetEase, Inc., ADR (Cayman Islands)	29,294	2,774,728
Samsung Electronics Co., Ltd. (South Korea)	3,136	3,657,023
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,246,632	5,403,990
Totvs, S.A. (Brazil)	62,381	909,319
Yandex NV (Netherlands)*	31,189	892,629
Total Information Technology		26,236,929
Materials - 6.7%
BHP Billiton PLC (United Kingdom)	65,435	1,685,953
Cia Brasileira de Distribuicao, ADR (Brazil)[1]	29,746	1,243,383
Grupo Mexico, S.A.B. de C.V., Series B (Mexico)	562,594	1,936,414
Korea Zinc Co., Ltd. (South Korea)	5,058	1,904,807
LG Chem, Ltd. (South Korea)	4,598	861,734
PTT Global Chemical PCL (Thailand)	276,390	524,615
UPL, Ltd. (India)	166,193	940,830
Total Materials		9,097,736
Telecommunication Services - 1.9%
Mobile Telesystems OJSC, Sponsored ADR (Russia)	22,437	320,849
MTN Group, Ltd. (South Africa)	51,603	1,142,648
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,944,347	1,126,063
Total Telecommunication Services		2,589,560

	Shares	Value
Utilities - 2.1%
Huaneng Power International, Inc., Class H (China)	1,278,741	$1,572,138
Power Grid Corp. of India, Ltd. (India)	547,714	1,299,662
Total Utilities		2,871,800
Total Common Stocks (cost $125,714,295)		132,595,276
Warrants - 0.1%
Genting Bhd, (Malaysia)* (cost $71,304)	142,960	117,350

	Principal Amount
Short-Term Investments - 3.6%
Repurchase Agreements - 1.8%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $1,000,011 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $1,020,000)	$1,000,000	1,000,000
Nomura Securities International, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $475,016 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 11/03/14 -11/01/44 totaling $484,512)	475,012	475,012
State of Wisconsin Investment Board, dated 10/31/14, due 11/03/14, 0.150%, total to be received $1,000,013 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 01/15/29, totaling $1,021,316)	1,000,000	1,000,000
Total Repurchase Agreements		2,475,012

	Shares
Other Investment Companies - 1.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	2,399,097	2,399,097
Total Short-Term Investments (cost $4,874,109)		4,874,109
Total Investments - 100.7% (cost $130,659,708)		137,586,735
Other Assets, less Liabilities - (0.7)%		(902,526)
Net Assets - 100.0%		$136,684,209

The accompanying notes are an integral part of these financial statements.

AMG Trilogy International Small Cap Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2014, the AMG Trilogy International Small Cap Fund (Institutional Class shares) (the “Fund”) returned (2.6)%, underperforming the MSCI All Country World ex-United States Small Cap Index (MSCI ACWIxUS SC), which returned (1.0)%.

To the extent that global equity markets are a reasonable leading indicator of economic performance, 2013 gave reason to be optimistic for 2014. The MSCI World Index (MSCI World) of developed markets (DM) posted a strong total return in the fourth quarter as well as for the 2013 calendar year. In contrast, the MSCI Emerging Markets (EM) Index reflected growing concerns by investors that EM economies may be facing structural headwinds to growth after having demonstrated relative resilience in the aftermath of the global financial crisis of 2008-2009. The surge in DM equity markets reflected generally robust financial conditions, supported by aggressive central bank monetary easing along with evidence that broad-based economic acceleration, seemed to be occurring in many major DM economies. Notwithstanding a number of EM concerns, including China’s continued attempt to rein in rapid credit growth and many EM economies dealing with persistently high inflation and large current account deficits, the overall global picture was one of improving growth and subdued inflation, which is typically not a bad backdrop for equity markets.

Moving into 2014, global equity markets continued to edge up modestly during the first quarter, while emerging markets were slightly negative. The Russian stock market was the biggest loser for the first quarter, with a loss of 14%, as it experienced large capital outflows in response to its effective takeover of Crimea. Also, concerns about China’s growth prospects continue to be a major issue for international investors. On the contrary, the U.S. market posted new all-time highs in the first quarter and performed reasonably well despite geopolitical worries, concerns about U.S. Federal Reserve (the “Fed”) tapering and disappointing first-quarter growth.

Both developed and emerging market equities went on to experience significant gains in the second quarter and after the weak start to the year, emerging market equities played catch-up to developed markets. In addition to gains in EM and DM equities, it is also notable that there were simultaneous rallies during the second quarter in gold, broad-based commodity indices, U.S. Treasuries and most other global fixed-income markets in the second quarter. As The Wall Street Journal pointed out, the last time there was such a broad-based rally in stocks, bonds and commodities was in 1993. As we recall, that was followed by 1994, which was not a pleasant year for financial markets. The financial market gains through the second quarter came against a puzzling mix of unsettling geopolitical developments, extremely low market volatility, and surprisingly confusing macroeconomic data.

We saw a retreat in both developed and emerging markets during the third quarter, with emerging markets leading the way down in response to a strong dollar, weak commodity prices and tighter financial conditions. Through October, developed global equity markets have posted a gain of 4.6% for the year-to-date, while emerging markets are up 3.6% for the year-to-date, slightly lagging the developed markets.

Both the DM and EM asset classes have been affected recently by disappointing economic data from Europe and China, along with a sharp rise in media coverage of the Ebola crisis. But one key factor that has helped support EM performance was a stabilization and recovery in many EM currencies, supported by perceptions that the Fed would respond to market volatility by delaying its plans for raising interest rates until late 2015 or beyond.

Notably, as a group, the Fragile Five EM equity markets have done well, with all of those markets up for the year, and all but Brazil having outperformed the MSCI EM. This probably reflects reduced concerns about global inflation this year, which takes pressure off those countries to curb their growth. Perhaps more importantly, to the extent that reduced inflation pressures have brought developed market bond yields to shockingly low levels, the “stretch for yield” among global fixed-income investors has probably helped stabilize capital flows to the Fragile Five and other EM nations with higher interest rates.

“Divergent” is the key word for the global economy at the moment. U.S. economic data has been generally robust, with GDP growth in the third quarter having posted an annual rate of 3.5%, following growth of 4.6% in the second quarter. This degree of growth is continuing to tighten the labor market, as reflected in the current 5.9% unemployment rate and an extremely low level of initial jobless claims, which plunged to 14-year lows in mid-October. In contrast, GDP growth in the Euro area has been running at a tepid annual pace of about 0.7% this year. Anemic demand in the Euro area has resulted in weak annual inflation of only 0.4%, well below the ECB’s target of less-than-but-close-to 2%.

China reported ostensibly robust GDP growth of 7.3% for the third quarter, but the majority of data surprises for China have been to the downside in recent weeks. Indeed, key data for items like electricity power consumption or the production of steel and cement have shown annual growth of 3% or less recently, suggesting that investment activity in China may be weakening more rapidly than GDP data suggest. The good news is that such trends are putting some pressure on the government to stimulate the economy. That said, the huge excess supply of vacant properties in China suggests that the government may have no choice but to lower its future growth targets even as it employs targeted stimulus measures. These types of concerns have weighed heavily on resource sectors in the equity markets due to China’s large share in the uptake of global resource markets.

AMG Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

Forecasts for economic growth in Japan have also been revised down substantially in recent months, as the hoped for recovery from the second quarter tax hike failed to gain traction. The big news from Japan at the end of October was the Bank of Japan’s “shock and awe” announcement that it would target an annual 80 trillion Yen expansion in the monetary base, up from the current framework of 60-to-70 trillion Yen. Perhaps not by coincidence, this was followed by an announcement that the 127 trillion Yen Government Pension Investment Fund will target portfolio shares of 25 percent each for Japanese and overseas equities, up from 12 percent each. As a result of these announcements, Japan’s equities rose sharply, while the Yen weakened. Global markets also received the news favorably as evidence that the quantitative easing (QE) baton was being passed from the U.S. to Japan, and that such a move could pressure the European Central Bank to pursue more QE as well.

Despite the divergent economic trends noted above, our overall view is that the world economy will continue to experience “muddle through” growth of close to 3% this year and next, even as the U.S. prepares to normalize interest rates while Europe, Japan, China and many other economies continue to pursue highly accommodative monetary policy. We think this environment continues to favor reasonable gains in equity markets against a backdrop of reasonable equity valuations. In particular, the MSCI World and the MSCI EM trade respectively at 16.0 and 12.0 times forward earnings, suggesting that valuations should not be an impediment to further equity market gains in coming quarters. That said, further bouts of volatility are also to be expected as the Fed tries to wean markets from an unconventional policy cocktail that looks increasingly inappropriate as the economy continues to heal.

PERFORMANCE

During the trailing twelve months, Fund holdings in the consumer staples, financial and energy sectors, as well an overweight position in the energy sector, added relative value. Offsetting these positives was the relative underperformance of the Fund’s consumer discretionary, industrial, health care and materials holdings. Geographically, stock selection in the United Kingdom and Asia ex-Japan helped relative performance, while our overweight allocation and stock selection in continental Europe, as well as stock selection in Emerging Markets and Canada, detracted from relative performance.

CURRENT PORTFOLIO POSITIONING

With respect to the Fund’s structure, exposure to the financial, consumer staples, information technology, consumer discretionary and health care sectors increased during the year, with corresponding decreases to the industrial, material, energy and telecommunication services sectors. On a regional basis, exposure to Japan increased during the year, while the Fund’s allocation to the United Kingdom, Emerging Markets and continental Europe decreased. At the close of the period, the Fund had overweight positions in the financial and consumer discretionary sectors and underweight positions in the materials, health care, utility, energy, industrial, telecommunication services and information technology sectors, relative to the MSCI All Country World ex-USA Small Cap Index. Geographically, at the close of the period, the Fund had exposures of 34% in continental Europe, 24% in the United Kingdom, 25% in Japan, 14% in Emerging Markets, 1% in Canada and 2% in Asia ex-Japan.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy International Small Cap Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI All Country (“AC”) World Index ex-U.S Small Cap for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap (Net) for the same time periods ended October 31, 2014.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Trilogy International Small Cap Fund[2,3,4,5]
Investor Class	(3.02)%	3.40%	07/15/11
Service Class	(2.65)%	2.60%	03/01/11
Institutional Class	(2.56)%	2.71%	03/01/11
MSCI AC World Index ex-U.S. Small Cap (Net)[6,7]	(0.97)%	2.94%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., memner FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[6]	The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses.
[7]	All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy International Small Cap Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

	AMG Trilogy	MSCI AC
	International	World Index
	Small Cap	ex-U.S.
Sector	Fund**	Small Cap
Financials	29.4%	21.2%
Consumer Discretionary	21.4%	17.1%
Industrials	17.9%	19.7%
Information Technology	9.8%	10.6%
Materials	6.1%	10.5%
Consumer Staples	6.0%	6.2%
Health Care	3.0%	6.1%
Energy	2.9%	4.9%
Utilities	0.0%	2.5%
Telecommunication Services	0.0%	1.2%
Warrants	0.9%	0.0%
Other Assets and Liabilities	2.6%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
PureCircle, Ltd.*	3.0%
BillerudKorsnas AB*	2.8
Credit Saison Co., Ltd.*	2.7
The Yokohama Rubber Co. Ltd.	2.5
Opera Software ASA	2.5
Aozora Bank, Ltd.	2.4
Entertainment One, Ltd.	2.3
UBISOFT Entertainment	2.3
Countrywide PLC	2.3
Zumtobel Group AG	2.3

Top Ten as a Group	25.1%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy International Small Cap Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks - 96.5%
Consumer Discretionary - 21.4%
CJ O Shopping Co., Ltd. (South Korea)	490	$120,348
COOKPAD, Inc. (Japan)[1]	13,461	439,336
CyberAgent, Inc. (Japan)	11,285	439,461
Daiichikosho Co., Ltd. (Japan)	20,551	518,635
Eclat Textile Co., Ltd. (Taiwan)	30,948	295,219
Entertainment One, Ltd. (Canada)	110,689	555,517
The Foschini Group, Ltd. (South Africa)	15,118	170,902
Grand Korea Leisure Co., Ltd. (South Korea)	4,815	172,422
Halfords Group PLC (United Kingdom)	47,915	380,361
Piaggio & C S.p.A. (Italy)*	79,168	221,379
Stanley Electric Co., Ltd. (Japan)	20,024	407,100
Techtronic Industries Co. (Hong Kong)	108,870	340,829
Tom Tailor Holding AG (Germany)*	30,253	424,127
The Yokohama Rubber Co. Ltd. (Japan)	66,286	601,714
Total Consumer Discretionary		5,087,350
Consumer Staples - 6.0%
Britvic PLC (United Kingdom)	33,472	364,944
Eurocash, S.A. (Poland)	35,319	347,242
PureCircle, Ltd. (Bermuda)*	77,084	721,368
Total Consumer Staples		1,433,554
Energy - 2.9%
Dragon Oil PLC (Arab Emirates)	41,572	358,920
Pacific Rubiales Energy Corp. (Canada)[1]	21,531	324,766
Total Energy		683,686
Financials - 29.4%
Aareal Bank AG (Germany)	12,587	540,803
Aozora Bank, Ltd. (Japan)	160,733	564,962
Arrow Global Group PLC (United Kingdom)	117,164	478,273
Banca Generali S.p.A. (Italy)	19,972	529,912
Bank of Georgia Holdings PLC (United Kingdom)	11,398	467,460
BUWOG AG (Austria)*,1	13,542	250,357
Close Brothers Group PLC (United Kingdom)	17,646	414,098
Countrywide PLC (United Kingdom)	74,676	548,465
Credit Saison Co., Ltd. (Japan)	30,843	651,107
Dongbu Insurance Co., Ltd. (South Korea)	3,909	218,536
Grand City Properties, S.A. (Luxembourg)*	33,020	423,100
IMMOFINANZ AG (Austria)*	159,435	482,675
Jupiter Fund Management PLC (United Kingdom)	93,338	535,271
The Paragon Group of Cos. PLC (United Kingdom)	60,576	350,881
Provident Financial PLC (United Kingdom)	15,909	541,005
Total Financials		6,996,905

	Shares	Value
Health Care - 3.0%
Qualicorp, S.A. (Brazil)*	18,994	$193,167
Sawai Pharmaceutical Co., Ltd. (Japan)	8,957	533,633
Total Health Care		726,800
Industrials - 17.9%
ALL - America Latina Logistica, S.A. (Brazil)	43,084	118,060
Ashtead Group PLC (United Kingdom)	31,264	523,802
Dialight PLC (United Kingdom)[1]	28,792	396,102
Intrum Justitia AB (Sweden)	17,524	521,895
Kajima Corp. (Japan)	84,345	375,298
Localiza Rent a Car, S.A. (Brazil)	8,314	119,850
Makita Corp. (Japan)	6,118	342,602
Nabtesco Corp. (Japan)	19,506	472,055
Ramirent OYJ (Finland)[1]	51,630	412,067
Wienerberger AG (Austria)	35,539	429,762
Zumtobel Group AG (Austria)	30,862	543,959
Total Industrials		4,255,452
Information Technology - 9.8%
Internet Initiative Japan, Inc. (Japan)	29,978	526,361
Opera Software ASA (Norway)	47,861	599,364
Opus Group AB (Sweden)	335,323	509,043
Totvs, S.A. (Brazil)	9,314	135,769
UBISOFT Entertainment (France)*	30,386	550,149
Total Information Technology		2,320,686
Materials - 6.1%
BillerudKorsnas AB (Sweden)	45,072	657,410
Italcementi S.p.A. (Italy)	66,782	382,472
Synthomer PLC (United Kingdom)	123,828	402,710
Total Materials		1,442,592
Total Common Stocks (cost $22,000,347)		22,947,025
Warrants - 0.9%
YES Bank, Ltd., 02/11/16 (United States)*
(cost $146,028)	18,995	210,655

The accompanying notes are an integral part of these financial statements.

AMG Trilogy International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 6.0%
Repurchase Agreements - 3.9%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $923,368 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $941,825)	$923,358	$923,358

	Shares	Value
Other Investment Companies - 2.1%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	492,996	$492,996
Total Short-Term Investments (cost $1,416,354)		1,416,354
Total Investments - 103.4% (cost $23,562,729)		24,574,034
Other Assets, less Liabilities - (3.4)%		(802,622)
Net Assets - 100.0%		$23,771,412

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Trilogy Global Equity Fund	$64,749,410	$10,454,155	$(3,044,851)	$7,409,304
AMG Trilogy Emerging Markets Equity Fund	131,470,194	19,534,203	(13,417,662)	6,116,541
AMG Trilogy International Small Cap Fund	23,618,224	3,286,459	(2,330,649)	955,810

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2014, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Trilogy Global Equity Fund	$247,746	0.3%
AMG Trilogy Emerging Markets Equity Fund	2,424,409	1.8%
AMG Trilogy International Small Cap Fund	877,702	3.7%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the October 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	AMG Trilogy
	Global
Country	Equity Fund†	MSCI World Index
Australia	0.0%	3.1%
Austria	0.0%	0.1%
Belgium	1.3%	0.5%
Bermuda	0.5%	0.0%
Brazil	0.8%	0.0%
Canada	0.0%	4.1%
China	1.0%	0.0%
Denmark	0.5%	0.6%
Finland	0.6%	0.3%
France	5.3%	3.5%
Germany	3.9%	3.4%
Hong Kong	0.5%	1.2%
India	0.3%	0.0%
Ireland	3.6%	0.1%
Israel	1.5%	0.2%
Italy	1.0%	0.9%
Japan	7.9%	8.1%
Luxembourg	0.0%	0.1%
Netherlands	2.3%	1.2%
New Zealand	0.0%	0.1%
Norway	0.0%	0.3%
Portugal	0.0%	0.1%
Russia	0.7%	0.0%
Singapore	0.0%	0.6%
South Korea	1.8%	0.0%
Spain	0.0%	1.3%
Sweden	0.5%	1.2%
Switzerland	7.4%	3.5%
Taiwan	0.9%	0.0%
United Kingdom	6.8%	8.2%
United States	50.9%	57.3%

	100.0%	100.0%

†	As a percentage of total market value on October 31, 2014.

	AMG Trilogy
	Emerging Markets	MSCI Emerging
Country	Equity Fund†	Markets Index
Argentina	0.3%	0.0%
Brazil	13.3%	10.2%
Cayman Islands	3.1%	0.0%
Chile	0.7%	1.4%
China	11.1%	13.6%
Colombia	1.3%	1.0%
Czech Republic	0.0%	0.2%
Egypt	0.0%	0.2%
Greece	0.0%	0.6%
Hong Kong	3.1%	6.2%
Hungary	1.1%	0.2%
India	12.8%	7.2%
Indonesia	3.4%	2.6%
Malaysia	1.1%	3.9%
Mexico	1.4%	5.4%
Netherlands	0.7%	0.0%
Panama	1.6%	0.0%
Peru	0.0%	0.3%
Philippines	1.1%	1.2%
Poland	0.8%	1.7%
Portugal	0.5%	0.0%
Russia	4.9%	4.5%
Singapore	0.9%	0.0%
South Africa	5.8%	7.8%
South Korea	11.2%	14.4%
Taiwan	8.5%	12.1%
Thailand	3.4%	2.3%
Turkey	2.4%	1.7%
United Kingdom	2.0%	0.0%
United States	3.5%	0.1%
Other	0.0%	1.2%

	100.0%	100.0%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	AMG Trilogy
	International	MSCI ACWI
	Small Cap	ex-U.S.
Country	Fund†	Small Cap
Australia	0.0%	4.7%
Austria	7.0%	0.6%
Belgium	0.0%	1.0%
Bermuda	2.9%	0.0%
Brazil	2.3%	1.1%
Canada	3.6%	8.7%
Chile	0.0%	0.3%
China	0.0%	2.5%
Denmark	0.0%	1.3%
Egypt	0.0%	0.2%
Finland	1.7%	0.9%
France	2.2%	2.7%
Germany	3.9%	4.0%
Greece	0.0%	0.1%
Hong Kong	1.4%	3.9%
India	0.0%	1.6%
Indonesia	0.0%	0.8%
Ireland	0.0%	1.0%
Israel	0.0%	0.7%
Italy	4.6%	2.3%
Japan	23.9%	19.6%
Luxembourg	1.7%	0.2%
Malaysia	0.0%	1.1%
Mexico	0.0%	0.7%
Netherlands	0.0%	1.1%
New Zealand	0.0%	0.8%
Norway	2.4%	1.4%
Philippines	0.0%	0.3%
Poland	1.4%	0.3%
Portugal	0.0%	0.3%
Russia	0.0%	0.1%
Singapore	0.0%	1.8%
South Africa	0.7%	1.7%
South Korea	2.1%	3.7%
Spain	0.0%	1.8%
Sweden	6.9%	2.8%
Switzerland	0.0%	3.0%
Taiwan	1.2%	4.2%
Thailand	0.0%	1.0%
Turkey	0.0%	0.4%
United Arab Emirates	1.5%	0.0%
United Kingdom	22.0%	15.0%
United States	6.6%	0.0%
Other	0.0%	0.3%

	100.0%	100.0%

†	As a percentage of total market value on October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2014: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active		Significant
	Markets for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG Trilogy Global Equity Fund
Investments in Securities
Common Stocks
Information Technology	$12,564,815	$2,271,045	—	$14,835,860
Financials	4,588,848	8,706,191	—	13,295,039
Consumer Discretionary	4,800,028	5,648,495	—	10,448,523
Health Care	4,910,496	3,455,123	—	8,365,619
Industrials	3,554,163	3,735,593	—	7,289,756
Energy	3,074,596	1,838,481	—	4,913,077
Consumer Staples	1,799,680	2,751,993	—	4,551,673
Materials	615,558	1,109,912	—	1,725,470
Telecommunication Services	412,050	847,722	—	1,259,772
Utilities	426,026	—	—	426,026
Warrants	—	680,278	—	680,278
Short-Term Investments
Repurchase Agreements	—	257,197	—	257,197
Other Investment Companies	4,110,424	—	—	4,110,424

Total Investments in Securities	$40,856,684	$31,302,030	—	$72,158,714

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Emerging Markets Equity Fund
Investments in Securities
Common Stocks
Financials	$12,644,879	$18,059,215	—	$30,704,094
Information Technology	9,863,734	16,373,195	—	26,236,929
Consumer Discretionary	3,006,688	20,101,152	—	23,107,840
Industrials	9,533,316	6,884,335	—	16,417,651
Materials	3,179,797	5,917,939	—	9,097,736
Energy	3,923,968	4,252,851	—	8,176,819
Consumer Staples	1,852,115	5,182,994	—	7,035,109
Health Care	699,476	5,658,262	—	6,357,738
Utilities	—	2,871,800	—	2,871,800
Telecommunication Services	320,849	2,268,711	—	2,589,560
Warrants	117,350	—	—	117,350
Short-Term Investments
Repurchase Agreements	—	2,475,012	—	2,475,012
Other Investment Companies	2,399,097	—	—	2,399,097

Total Investments in Securities	$47,541,269	$90,045,466	—	$137,586,735

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy International Small Cap Fund
Investments in Securities
Common Stocks
Financials	$423,100	$6,573,805	—	$6,996,905
Consumer Discretionary	—	5,087,350	—	5,087,350
Industrials	1,177,971	3,077,481	—	4,255,452
Information Technology	135,769	2,184,917	—	2,320,686
Materials	402,710	1,039,882	—	1,442,592
Consumer Staples	721,368	712,186	—	1,433,554
Health Care	193,167	533,633	—	726,800
Energy	324,766	358,920	—	683,686
Warrants	—	210,655	—	210,655
Short-Term Investments
Repurchase Agreements	—	923,358	—	923,358
Other Investment Companies	492,996	—	—	492,996

Total Investments in Securities	$3,871,847	$20,702,187	—	$24,574,034

As of October 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR/BDR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a BDR (Brazilian Depositary Receipt) and GDR (Global Depositary Receipt) are comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/BDR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/BDR/GDRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

	AMG Trilogy Global Equity Fund	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy International Small Cap Fund
Assets:
Investments at value* (including securities on loan valued at $247,746, $2,424,409 and $877,702, respectively)	$72,158,714	$137,586,735	$24,574,034
Foreign currency**	14,169	737,095	76,587
Dividends, interest and other receivables	153,741	97,954	79,022
Receivable for investments sold	205,116	598,298	—
Receivable for Fund shares sold	9,498	1,505,920	3,037
Receivable from affiliate	—	—	29,408
Prepaid expenses	9,335	9,876	9,742
Total assets	72,550,573	140,535,878	24,771,830
Liabilities:
Payable upon return of securities loaned	257,197	2,475,012	923,358
Payable for Fund shares repurchased	16,775	146,260	2,783
Payable for investments purchased	671,787	947,014	—
Accrued expenses:
Investment management and advisory fees	26,406	77,855	20,557
Shareholder servicing fees - Service Class	30,330	2,587	—
Shareholder servicing fees - Investor Class	8	16	212
Distribution fees - Investor Class	8	16	212
Trustees fees and expenses	360	1,132	241
Other	67,480	201,777	53,055
Total liabilities	1,070,351	3,851,669	1,000,418
Net Assets	$71,480,222	$136,684,209	$23,771,412
* Investments at cost	$64,522,398	$130,659,708	$23,562,729
** Foreign currency at cost	$14,241	$747,552	$76,998

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Trilogy Global Equity Fund	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy International Small Cap Fund
Net Assets Represent:
Paid-in capital	$58,823,830	$130,504,836	$21,331,280
Undistributed net investment income (loss)	957,465	1,772,798	(2,521)
Accumulated net realized gain (loss) from investments and foreign currency transactions	4,068,055	(2,416,964)	1,433,835
Net unrealized appreciation of investments and foreign currency translations	7,630,872	6,823,539	1,008,818
Net Assets	$71,480,222	$136,684,209	$23,771,412
Investor Class:
Net Assets	$37,147	$79,096	$155,190
Shares outstanding	3,245	8,959	14,928
Net asset value, offering and redemption price per share	$11.45	$8.83	$10.40
Service Class:
Net Assets	$56,773,188	$26,238,697	$10,513,147
Shares outstanding	4,926,211	2,953,823	1,006,039
Net asset value, offering and redemption price per share	$11.52	$8.88	$10.45
Institutional Class:
Net Assets	$14,669,887	$110,366,416	$13,103,075
Shares outstanding	1,275,152	12,413,650	1,252,709
Net asset value, offering and redemption price per share	$11.50	$8.89	$10.46

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2014

	AMG Trilogy Global Equity Fund	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy International Small Cap Fund
Investment Income:
Dividend income	$1,685,924	$3,636,673 [1]	$762,646 [2]
Securities lending income	16,292	58,292	63,030
Interest income	166	—	—
Foreign withholding tax	(108,574)	(394,432)	(49,546)
Total investment income	1,593,808	3,300,533	776,130
Expenses:
Investment management and advisory fees	318,613	944,321	306,581
Shareholder servicing fees - Service Class	56,169	33,033	13,618
Shareholder servicing fees - Investor Class	1,895	978	6,891
Distribution fees - Investor Class	1,895	978	6,891
Custodian	40,218	137,699	39,381
Professional fees	44,927	51,960	42,271
Transfer agent	37,157	24,434	7,261
Registration fees	45,624	54,016	45,502
Reports to shareholders	18,708	26,553	15,604
Trustees fees and expenses	2,621	5,140	864
Miscellaneous	2,861	3,869	761
Total expenses before offsets	570,688	1,282,981	485,625
Expense reimbursements	—	—	(120,755)
Expense reductions	(3,583)	(1,789)	—
Net expenses	567,105	1,281,192	364,870
Net investment income	1,026,703	2,019,341	411,260
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,362,701	(452,799)	2,710,345
Net realized loss on foreign currency transactions	(18,996)	(84,414)	(19,094)
Net change in unrealized appreciation (depreciation) of investments	(2,137,505)	2,180,644	(3,640,306)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(5,354)	(102,284)	(3,158)
Net realized and unrealized gain (loss)	2,200,846	1,541,147	(952,213)
Net increase (decrease) in net assets resulting from operations	$3,227,549	$3,560,488	($540,953)

[1]	Includes non-recurring dividends of $ 192,806.
[2]	Includes non-recurring dividends of $ 27,256.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Trilogy Global		AMG Trilogy Emerging Markets		AMG Trilogy International
	Equity Fund		Equity Fund		Small Cap Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,026,703	$893,107	$2,019,341	$952,117	$411,260	$202,515
Net realized gain (loss) on investments and foreign currency transactions	4,343,705	6,411,690	(537,213)	(1,529,854)	2,691,251	655,542
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(2,142,859)	8,078,394	2,078,360	5,952,115	(3,643,464)	4,175,719
Net increase (decrease) in net assets resulting from operations	3,227,549	15,383,191	3,560,488	5,374,378	(540,953)	5,033,776
Distributions to Shareholders:
From net investment income:
Investor Class	(4,926)	(98)	(1,172)	(60)	(103,652)	(1,982)
Service Class	(578,079)	(458,944)	(194,175)	(77,167)	(430,287)	(44,564)
Institutional Class	(161,436)	(115,253)	(750,477)	(499,837)	(515,081)	(169,493)
From net realized gain on investments:
Investor Class	(52,911)	—	—	—	—	—
Service Class	(4,566,643)	—	—	—	—	—
Institutional Class	(1,170,324)	—	—	—	—	—
Total distributions to shareholders	(6,534,319)	(574,295)	(945,824)	(577,064)	(1,049,020)	(216,039)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	6,436,408	(19,053,498)	2,147,500	36,204,345	(7,844,446)	11,854,053
Total increase (decrease) in net assets	3,129,638	(4,244,602)	4,762,164	41,001,659	(9,434,419)	16,671,790
Net Assets:
Beginning of year	68,350,584	72,595,186	131,922,045	90,920,386	33,205,831	16,534,041
End of year	$71,480,222	$68,350,584	$136,684,209	$131,922,045	$23,771,412	$33,205,831
End of year undistributed net investment income (loss)	$957,465	$691,625	$1,772,798	$774,096	$(2,521)	$510,808

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal
			period ended
Investor Class	2014	2013	October 31, 2012*
Net Asset Value, Beginning of Period	$12.06	$9.76	$10.02
Income from Investment Operations:
Net investment income[1]	0.10	0.10	0.07
Net realized and unrealized gain (loss) on investments[1]	0.39	2.27	(0.33)
Total from investment operations	0.49	2.37	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.07)	—
Net realized gain on investments	(1.01)	—	—
Total distributions to shareholders	(1.10)	(0.07)	—
Net Asset Value, End of Period	$11.45	$12.06	$9.76
Total Return[2]	4.22%	24.47%	(2.59)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.21%	1.18%[6]	1.05%[5]
Ratio of expenses to average net assets (with offsets)	1.22%	1.19%[6]	1.07%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.22%	1.19%[6]	1.07%[5]
Ratio of net investment income to average net assets[2]	0.86%	0.90%[6]	1.04%[5]
Portfolio turnover	49%	58%	78%
Net assets at end of period (000’s omitted)	$37	$626	$13

	For the fiscal year ended October 31,			For the fiscal
				period ended
Service Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$12.13	$9.79	$9.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.17	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments[1]	0.37	2.29	0.72	(1.00)
Total from investment operations	0.54	2.42	0.80	(0.98)
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.08)	(0.03)	—
Net realized gain on investments	(1.02)	—	—	—
Total distributions to shareholders	(1.15)	(0.08)	(0.03)	—
Net Asset Value, End of Period	$11.52	$12.13	$9.79	$9.02
Total Return[2]	4.57%	24.84%	8.91%	(9.80)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.81%	0.78%[6]	1.02%	1.21%[5]
Ratio of expenses to average net assets (with offsets)	0.82%	0.79%[6]	1.04%	1.21%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.79%[6]	1.04%	1.46%[5]
Ratio of net investment income to average net assets[2]	1.44%	1.20%[6]	0.85%	0.29%[5]
Portfolio turnover	49%	58%	78%	40%
Net assets at end of period (000’s omitted)	$56,773	$53,740	$59,584	$23,215

AMG Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal
				period ended
Institutional Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$12.10	$9.78	$9.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.17	0.14	0.09	0.08
Net realized and unrealized gain (loss) on investments[1]	0.38	2.27	0.70	(1.05)
Total from investment operations	0.55	2.41	0.79	(0.97)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.09)	(0.04)	—
Net realized gain on investments	(1.01)	—	—	—
Total distributions to shareholders	(1.15)	(0.09)	(0.04)	—
Net Asset Value, End of Period	$11.50	$12.10	$9.78	$9.03
Total Return[2]	4.75%[7]	24.87%[7]	8.76%	(9.70)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.68%[6]	0.85%	1.00%[5]
Ratio of expenses to average net assets (with offsets)	0.72%	0.69%[6]	0.87%	1.00%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.72%	0.69%[6]	0.87%	1.25%[5]
Ratio of net investment income to average net assets[2]	1.51%	1.25%[6]	0.92%	1.26%[5]
Portfolio turnover	49%	58%	78%	40%
Net assets at end of period (000’s omitted)	$14,670	$13,984	$12,998	$11,512

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal
			period ended
Investor Class	2014	2013	October 31, 2012*
Net Asset Value, Beginning of Period	$8.73	$8.57	$9.35
Income from Investment Operations:
Net investment income[1]	0.11 [8]	0.08	0.08
Net realized and unrealized gain (loss) on investments[1]	0.02	0.14	(0.86)
Total from investment operations	0.13	0.22	(0.78)
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.06)	—
Net Asset Value, End of Period	$8.83	$8.73	$8.57
Total Return[2]	1.55%	2.51%[7]	(8.34)%[4,7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.42%	1.55%[9,10]	1.30%[5]
Ratio of expenses to average net assets (with offsets)	1.43%	1.56%[9,10]	1.30%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.43%	1.56%[9,10]	1.31%[5]
Ratio of net investment income to average net assets[2]	1.30%	1.00%[9,10]	1.37%[5]
Portfolio turnover	35%	47%	32%
Net assets at end of period (000’s omitted)	$79	$291	$9

	For the fiscal year ended October 31,			For the fiscal
				period ended
Service Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$8.78	$8.58	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.12 [8]	0.07	0.11	0.09
Net realized and unrealized gain (loss) on investments[1]	0.04	0.17	(0.14)	(1.47)
Total from investment operations	0.16	0.24	(0.03)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.04)	(0.01)	—
Net Asset Value, End of Period	$8.88	$8.78	$8.58	$8.62
Total Return[2]	1.85%	2.82%	(0.33)%	(13.80)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.04%	1.15%[9,10]	1.25%	1.09%[5]
Ratio of expenses to average net assets (with offsets)	1.05%	1.16%[9,10]	1.25%	1.10%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%	1.16%[9,10]	1.26%	2.76%[5]
Ratio of net investment income to average net assets[2]	1.37%	0.84%[9,10]	1.29%	1.50%[5]
Portfolio turnover	35%	47%	32%	20%
Net assets at end of period (000’s omitted)	$26,239	$28,093	$15,710	$44

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal
				period ended
Institutional Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$8.78	$8.59	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.13 [8]	0.08	0.10	0.10
Net realized and unrealized gain (loss) on investments[1]	0.05	0.17	(0.12)	(1.48)
Total from investment operations	0.18	0.25	(0.02)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.06)	(0.01)	—
Net Asset Value, End of Period	$8.89	$8.78	$8.59	$8.62
Total Return[2]	2.05%[7]	2.85%[7]	(0.20)%	(13.80)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%	1.05%[9,10]	1.05%	1.09%[5]
Ratio of expenses to average net assets (with offsets)	0.93%	1.06%[9,10]	1.05%	1.10%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.93%	1.06%[9,10]	1.06%	2.76%[5]
Ratio of net investment income to average net assets[2]	1.53%	0.93%[9,10]	1.18%	1.58%[5]
Portfolio turnover	35%	47%	32%	20%
Net assets at end of period (000’s omitted)	$110,366	$103,538	$75,201	$11,284

AMG Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal
				period ended
Investor Class	2014	2013	2012	October 31, 2011#
Net Asset Value, Beginning of Period	$11.05	$9.22	$8.33	$9.76
Income from Investment Operations:
Net investment income[1]	0.08 [8]	0.04 [12]	0.10	0.00 [13]
Net realized and unrealized gain (loss) on investments[1]	(0.39)	1.90	0.82	(1.43)
Total from investment operations	(0.31)	1.94	0.92	(1.43)
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.40	$11.05	$9.22	$8.33
Total Return[2]	(2.93)%[7]	21.26%[7]	11.13%	(14.65)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.60%	1.62%[11]	1.35%	1.35%[5]
Ratio of expenses to average net assets (with offsets)	1.60%	1.62%[11]	1.35%	1.35%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.00%	1.92%[11]	1.92%	2.58%[5]
Ratio of net investment income to average net assets[2]	0.75%	0.42%[11]	1.16%	0.74%[5]
Portfolio turnover	65%	61%	56%	52%
Net assets at end of period (000’s omitted)	$155	$4,915	$157	$9

	For the fiscal year ended October 31,			For the fiscal
				period ended
Service Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$11.09	$9.22	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.15 [8]	0.08 [12]	0.10	0.03
Net realized and unrealized gain (loss) on investments[1]	(0.42)	1.90	0.83	(1.70)
Total from investment operations	(0.27)	1.98	0.93	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.11)	(0.04)	—
Net Asset Value, End of Period	$10.45	$11.09	$9.22	$8.33
Total Return[2]	(2.56)%[7]	21.70%[7]	11.23%	(16.70)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.21%	1.22%[11]	1.29%	1.14%[5]
Ratio of expenses to average net assets (with offsets)	1.21%	1.22%[11]	1.29%	1.14%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.61%	1.52%[11]	1.89%	2.33%[5]
Ratio of net investment income to average net assets[2]	1.35%	0.82%[11]	1.10%	0.57%[5]
Portfolio turnover	65%	61%	56%	52%
Net assets at end of period (000’s omitted)	$10,513	$13,206	$3,825	$78

AMG Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal
				period ended
Institutional Class	2014	2013	2012	October 31, 2011**
Net Asset Value, Beginning of Period	$11.10	$9.23	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.16 [8]	0.10 [12]	0.09	0.09
Net realized and unrealized gain (loss) on investments[1]	(0.42)	1.89	0.85	(1.76)
Total from investment operations	(0.26)	1.99	0.94	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.12)	(0.04)	—
Net Asset Value, End of Period	$10.46	$11.10	$9.23	$8.33
Total Return[2]	(2.47)%[7]	21.88%[7]	11.39%	(16.70)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.12%[11]	1.10%	1.10%[5]
Ratio of expenses to average net assets (with offsets)	1.10%	1.12%[11]	1.10%	1.10%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.50%	1.42%[11]	1.82%	2.24%[5]
Ratio of net investment income to average net assets[2]	1.45%	1.04%[11]	1.09%	1.37%[5]
Portfolio turnover	65%	61%	56%	52%
Net assets at end of period (000’s omitted)	$13,103	$15,085	$12,552	$11,443

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on March 1, 2012.
**	Commenced operations on March 1, 2011.
#	Commenced operations on July 15, 2011.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Not annualized
[5]	Annualized.
[6]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.027% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Total return is based on the Financial Statement Net Asset Values as shown above.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10, $0.11, and $0.12 for AMG Trilogy Emerging Markets Equity Fund’s Investor Class, Service Class and Institutional Class, respectively, and $0.07, $0.14 and $0.15 for AMG Trilogy International Small Cap Fund’s Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.021% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes tax expense of $112 or 0.06%, $9,694 or 0.05% and $36,132 or 0.04% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.016%, 0.019% and 0.022% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.06, and $0.08 for AMG Trilogy International Small Cap Fund’s Investor Class, Service Class and Institutional Class shares, respectively.
[13]	Rounds to less than $0.01.

Notes to Financial Statements

October 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Trilogy Global Equity Fund (“Global Equity”) (formerly Trilogy Global Equity Fund), AMG Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) (formerly Trilogy Emerging Markets Equity Fund) and AMG Trilogy International Small Cap Fund (“International Small Cap”) (formerly Trilogy International Small Cap Fund), each a “Fund” and collectively the “Funds.” Emerging Markets Equity and International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2014, Emerging Markets Equity and International Small Cap had redemption fees amounting to $312 and $2,243, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Each Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

39

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Global Equity - $3,583 or 0.01% and Emerging Markets Equity - $1,789 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2014, overdraft fees for Global Equity and International Small Cap equaled $56 and $110, respectively.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily due to differing treatments for wash sales and foreign currency. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

40

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	Global Equity		Emerging Markets Equity		International Small Cap Equity
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$744,441	$574,295	$945,824	$577,064	$942,060	$216,039
Short-term capital gains	1,250,427	—	—	—	—	—
Long-term capital gains	4,539,451	—	—	—	106,960	—

Totals	$6,534,319	$574,295	$945,824	$577,064	$1,049,020	$216,039

As of October 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

		Emerging	International
	Global Equity	Markets Equity	Small Cap Equity
Capital loss carryforward	—	$1,606,478	—
Undistributed ordinary income	$965,093	1,772,798	—
Undistributed short-term capital gains	931,461	—	—
Undistributed long-term capital gains	3,355,978	—	$1,486,809

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

Capital Loss Carryover Amounts
Fund	Short-Term		Long-Term	Expires
Global Equity
(Post-Enactment)	—		—	Unlimited
Emerging Markets Equity
(Post-Enactment)	$574,054	*	$1,032,424	Unlimited
International Small Cap
(Post-Enactment)	—		—	Unlimited

*	The Fund’s ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the fiscal year ended October 31, 2014, International Small Cap utilized capital loss carryovers in the amount of $1,051,671.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2014 and October 31, 2013, the capital stock transactions by class for Global Equity, Emerging Markets Equity and International Small Cap were:

	Global Equity				Emerging Markets Equity
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	52,937	$598,507	50,858	$543,700	45,778	$400,813	34,016	$297,155
Reinvestment of distributions	5,123	57,838	10	98	139	1,172	7	60
Cost of shares repurchased	(106,729)	(1,224,631)	(288)	(3,383)	(70,307)	(616,300)	(1,744)	(15,223)

Net increase (decrease)	(48,669)	$(568,286)	50,580	$540,415	(24,390)	$(214,315)	32,279	$281,992

Service Class:
Proceeds from sale of shares	924,821	$10,707,731	1,262,703	$13,832,669	625,274	$5,414,595	1,747,199	$14,246,795
Reinvestment of distributions	453,869	5,142,332	45,457	458,663	23,003	194,145	8,668	76,969
Cost of shares repurchased	(884,370)	(10,224,739)	(2,960,267)	(31,984,315)	(893,823)	(7,922,235)	(387,626)	(3,308,147)

Net increase (decrease)	494,320	$5,625,324	(1,652,107)	($17,692,983)	(245,546)	($2,313,495)	1,368,241	$11,015,617

Institutional Class:
Proceeds from sale of shares	103,771	$1,197,090	16,121	$174,616	1,791,122	$14,911,690	3,432,256	$28,222,888
Reinvestment of distributions	117,855	1,331,759	11,457	115,253	77,708	655,855	56,258	499,566
Cost of shares repurchased	(101,745)	(1,149,479)	(200,874)	(2,190,799)	(1,241,092)	(10,892,235)	(458,746)	(3,815,718)

Net increase (decrease)	119,881	$1,379,370	(173,296)	($1,900,930)	627,738	$4,675,310	3,029,768	$24,906,736

	International Small Cap
	2014		2013
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	11,159	$123,023	439,005	$4,424,385
Reinvestment of distributions	9,483	103,652	214	1,983
Cost of shares repurchased	(450,372)	(4,846,054)	(11,612)	(120,009)

Net increase (decrease)	(429,730)	$(4,619,379)	427,607	$4,306,359

Service Class:
Proceeds from sale of shares	232,274	$2,595,263	919,051	$9,006,178
Reinvestment of distributions	39,332	430,287	4,788	44,437
Cost of shares repurchased	(456,188)	(5,065,262)	(147,912)	(1,477,261)

Net increase (decrease)	(184,582)	($2,039,712)	775,927	$7,573,354

Institutional Class:
Proceeds from sale of shares	23,952	$257,765	27,473	$283,428
Reinvestment of distributions	47,082	515,080	18,158	168,509
Cost of shares repurchased	(176,991)	(1,958,200)	(46,174)	(477,597)

Net decrease	(105,957)	$(1,185,355)	(543)	$(25,660)

At October 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Equity - two collectively own 69%; International Small Cap - one owns 21%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2014, the market value of repurchase agreements outstanding for Global Equity Fund, Emerging Markets Equity and International Small Cap were $257,197, $2,475,012, and $923,358, respectively.

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Global Equity	0.45%
Emerging Markets Equity	0.70%
International Small Cap	1.00%

The Investment Manager has contractually agreed, through at least March 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Global Equity, Emerging Markets Equity and International Small Cap to 1.00%, 1.05% and 1.10%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the fiscal year ended October 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

		Emerging
	Global	Markets	International
	Equity	Equity	Small Cap
Reimbursement Available - 10/31/13	—	—	$266,296
Additional Reimbursements	—	—	120,755
Repayments	—	—	—
Expired Reimbursements	—	—	(96,756)

Reimbursement Available - 10/31/14	—	—	$290,295

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent

43

Notes to Financial Statements (continued)

Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by AMG Distributors, Inc., (formerly “Managers Distributors, Inc.”) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor, Service and Institutional Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor, Service and Institutional Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2014, were as follows:

	Maximum	Actual
	Amount	Amount
Fund	Allowed	Incurred
Global Equity
Investor Class	0.25%	0.25%
Service Class	0.25%	0.10%
Institutional Class	0.05%	0.00%
Emerging Markets Equity
Investor Class	0.25%	0.25%
Service Class	0.25%	0.12%
Institutional Class	0.05%	0.00%
International Small Cap
Investor Class	0.25%	0.25%
Service Class	0.25%	0.11%
Institutional Class	0.05%	0.00%

The Investment Manager has voluntarily agreed to waive all or a portion of the shareholder servicing fees of Emerging Markets Equity Institutional Class shares such that the net expenses do not exceed 1.05% of the Institutional Class’s average daily net assets for the year. For the fiscal year ended October 31, 2014, no shareholder servicing fees were waived as the total expenses of the Institutional Class were below 1.05%.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Global Equity lent varying amounts not exceeding $2,056,818 for 11 days earning interest of $166. The interest amount is included in the Statement of Operations as interest income. International Small Cap borrowed $1,220,158 for 8 days paying interest of $67. The interest amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2014, the Funds had no loans outstanding.

For the fiscal year ended October 31, 2014, Global Equity received a payment of $36,241 from Trilogy in connection with a trading error. The amount is reflected in the Statement of Operations under net realized gain (loss) on investments.

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Global Equity	$34,349,149	$32,850,249
Emerging Markets Equity	49,785,384	46,142,438
International Small Cap	19,481,126	27,531,992

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended October 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2014, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Global Equity	$247,746	$257,197
Emerging Markets Equity	2,424,409	2,475,012
International Small Cap	877,702	923,358

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of October 31, 2014:

	Net Amounts of
	Assets Presented in	Gross Amount Not Offset in the Statement of
	the Statement	Assets and Liabilities
	of Assets and	Financial Instruments	Cash Collateral
Fund	Liabilities	Collateral	Received	Net Amount
Global Equity
Cantor Fitzgerald Securities, Inc.	$257,197	$257,197	—	—

Total	$257,197	$257,197	—	—

Emerging Markets Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	475,012	475,012	—	—
State of Wisconsin Investment Board	1,000,000	1,000,000	—	—

Total	$2,475,012	$2,475,012	—	—

International Small Cap
Cantor Fitzgerald Securities, Inc.	$923,358	$923,358	—	—

Total	$923,358	$923,358	—	—

7. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended October 31, 2014:

AMG Trilogy Global Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $72,378 and $1,086,132, respectively.

AMG Trilogy Emerging Markets Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $268,153 and $3,637,366, respectively.

AMG Trilogy International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $45,142 and $759,404, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund hereby designate as a capital gain distribution with respect to the taxable period ended October 31, 2014, $4,539,451, $0, and $1,593,769, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TRILOGY GLOBAL EQUITY FUND, AMG TRILOGY EMERGING MARKETS EQUITY FUND AND AMG TRILOGY INTERNATIONAL SMALL CAP FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Trilogy Global Equity Fund (formerly, Trilogy Global Equity Fund), AMG Trilogy Emerging Markets Equity Fund (formerly, Trilogy Emerging Markets Equity Fund) and AMG Trilogy International Small Cap Fund (formerly, Trilogy International Small Cap Fund) (the “Funds”) at October 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2014

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 12/1/48

• Oversees 43 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41

• Trustee since 1999 • Oversees 43 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 9/23/45

• Oversees 43 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Kurt Keilbacker, 10/5/63

• Oversees 45 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2004	Steven J. Paggioli, 4/3/50

• Oversees 43 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46

• Oversees 43 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 6/5/58

• Oversees 45 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Victoria Sassine, 8/11/65

• Oversees 45 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 5/10/47

• Oversees 43 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 4/2/52

• Oversees 45 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years

• President since 2014	Jeffrey T. Cerutti, 2/7/68

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/26/66

• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements

At an in-person meeting held on June 19-20, 2014, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of AMG Trilogy Emerging Markets Equity Fund (formerly Trilogy Emerging Markets Equity Fund), AMG Trilogy Global Equity Fund (formerly Trilogy Global Equity Fund) and AMG Trilogy International Small Cap Fund (formerly Trilogy International Small Cap Fund) (each a “Fund”) and the Subadvisory Agreement with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 19-20, 2014, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of the Investment Manager’s duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation a review of the Subadvisor’s investment performance in respect of each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the annual consideration of the Subadvisory Agreement; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year and 3-year periods ended March 31, 2014 and for the period from the Institutional Class shares’ inception on March 1,

2011 through March 31, 2014 was at, below and below, respectively, the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy Global Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year and 3-year periods ended March 31, 2014 and for the period from the Service Class shares’ inception on March 1, 2011 through March 31, 2014 was above, below and below, respectively, the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted that the Service Class shares ranked in the second quartile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year and 3-year periods ended March 31, 2014 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2014 was above, below and below, respectively, the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI ACWI ex USA Small Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including its more recent improved performance. The Trustees also noted the fact that the Fund ranked in the second quartile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds family, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager. The Trustees also noted management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information regarding the cost to the Subadvisor of providing subadvisory services to each Fund and the resulting profitability from the relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services the Subadvisor provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the

Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy Global Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/ reimbursements) as of March 31, 2014 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy International Small Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform the Subadvisor’s duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 19-20, 2014, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

AMG Funds

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Trilogy Global Advisors, L.P.

1140 Avenue of the Americas, 18th Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AMG Funds

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2014	Fiscal 2013
AMG Trilogy Emerging Markets Equity Fund	$39,399	$18,431
AMG Trilogy International Small Cap Fund	$33,374	$15,988
AMG Trilogy Global Equity Fund	$34,630	$21,780

(b) (b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Trilogy Global Equity Fund	7,815	7,500
AMG Trilogy Emerging Markets Equity Fund	7,815	7,500
AMG Trilogy International Small Cap Fund	7,815	7,500

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $71,445 and $86,850, respectively. For the fiscal year ended October 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,350 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Operating Officer

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Operating Officer

Date: January 7, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: January 7, 2015